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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 3, 2009

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                                SPIRE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


        Massachusetts                 0-12742                 04-2457335
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(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)          Identification No.)


One Patriots Park, Bedford, Massachusetts                      01730-2396
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (781) 275-6000
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              (Registrant's telephone number, including area code)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The information set forth under Item 3.01 and in the attached press release that relates to Spire Corporation's results of operations and financial condition for fiscal 2008 is incorporated herein by reference.


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

     On March 3, 2009, Spire Corporation (the "Company") received a Staff Determination Letter from The Nasdaq Stock Market ("Nasdaq") indicating that the Company has not regained compliance with Nasdaq Marketplace Rule 4450(b)(1)(A) as the market value of the Company's common stock has remained below the minimum $50,000,000 required for continued inclusion on The Nasdaq Global Market. Accordingly, its common stock is subject to delisting from the Nasdaq Global Market.

     The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. The request for a hearing will stay the Staff Determination and, as a result, the Company's common stock will remain listed on The Nasdaq Global Market until the Panel issues its decision after the hearing. There can be no assurance the Panel will grant the Company's request for continued listing.

     The Company expects to regain compliance with alternative continued listing requirements upon the filing of its Annual Report on Form 10-K for 2008, whereby the Company believes it will meet both (i) Marketplace Rule 4450(b)(1)(B), which alternatively requires total assets and total revenue of at least $50,000,000 each for the most recently completed fiscal year or two of the three most recently completed fiscal years and (ii) Marketplace Rule 4450(a)(3), which alternatively requires stockholders' equity of at least $10 million.




ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.
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         Exhibit No.               Description
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         99.1          Press Release of the Company dated March 6, 2009.








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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SPIRE CORPORATION



Date:  March 6, 2009                  By: /s/ Christian Dufresne
                                          -------------------------------------
                                          Christian Dufresne
                                          Chief Financial Officer and Treasurer


















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                                  EXHIBIT INDEX


Exhibit No.                        Description
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99.1                Press Release of the Company dated March 6, 2009.